UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2023

CARMELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2403 Sidney Street, Suite 300 Pittsburgh, Pennsylvania	15203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 313-9633

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CTCX	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CTCXW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K (the “Original Form 8-K”) filed by Carmell Corporation (the “Company”) with the Securities and Exchange Commission on August 14, 2023, on August 9, 2023 the Company completed its acquisition of Axolotl Biologix, Inc. (“Axolotl”). This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Original Form 8-K to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Original Form 8-K in reliance on Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K. This Amendment No. 1 does not amend any other item in the Original Form 8-K, and all other information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited interim financial statements of Axolotl as of and for the six months ended June 30, 2023 and 2022 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The audited financial statements of Axolotl as of and for the years ended December 31, 2022 and 2021, and the related notes and related independent auditor’s report thereon, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

Certain unaudited condensed combined pro forma financial information as of as of and for the year ended December 31, 2022 and the six months ended June 30, 2023, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

99.1	Unaudited interim financial statements of Axolotl as of and for the six months ended June 30, 2023 and 2022.

99.2	Audited financial statements of Axolotl as of and for the year ended December 31, 2022 and 2021, and the related notes and the related independent auditor’s report thereon.

99.3	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2022 and the six months ended June 30, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2023	CARMELL CORPORATION

	By:	/s/ Rajiv S. Shukla
Rajiv S. Shukla
Executive Chairman